UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21652

 Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532
 (Name and address of agent for service)

Registrant's telephone number, including area code:       (630) 505-3700

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2012 to May 31, 2013

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMINVESTMENTS.COM/FMO

... YOUR PIPELINE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheiminvestments.com/fmo, you will find:

• Daily, weekly and monthly data on share prices, distributions, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

FAMCO MLP, a division of Advisory Research, Inc. and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

May 31, 2013

DEAR SHAREHOLDER

We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the “Fund”). This report covers the Fund’s performance for the semiannual fiscal period ended May 31, 2013.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. Under normal market conditions, FAMCO MLP, a division of Advisory Research, Inc., the Fund’s sub-adviser, seeks to achieve that objective by investing at least 80% of the Fund’s managed assets in master limited partnership (“MLP”) entities.

All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2013, the Fund provided a total return based on market price of 20.76% and a return of 15.32% based on NAV. The closing price of the Fund’s shares as of May 31, 2013, was $25.74, representing a 10.24% premium to the NAV of $23.35. The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value.

The Fund paid quarterly distributions of $0.3960 in February 2013, and $0.4040 in May 2013. The latest distribution represents an annualized distribution rate of 6.28% based on the Fund’s closing market price of $25.74 on May 31, 2013.

FAMCO MLP is a division of Advisory Research, Inc., a wholly-owned subsidiary of Piper Jaffray Companies. At May 31, 2013, the FAMCO MLP team managed $2.7 billion in MLP and energy infrastructure assets.

Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $180 billion in assets under management.

Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 24 of this report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 4 of this report. You’ll find information on FAMCO MLP’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheiminvestments.com/fmo.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Fiduciary/Claymore MLP Opportunity Fund

June 28, 2013

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 3

QUESTIONS & ANSWERS	May 31, 2013

The Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) is managed by FAMCO MLP, a division of Advisory Research, Inc., a wholly owned subsidiary of Piper Jaffray Companies. In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund’s performance for the six-month period ended May 31, 2013.

Describe the Fund’s investment objective and investment strategy.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value (“NAV”) of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of primarily publicly traded securities of master limited partnerships (“MLPs”) and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities.

The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of return of capital. If this expectation is not realized, the Fund will have a larger corporate income tax expense sooner than expected, which will result in less cash available to distribute to common shareholders. Moreover, although MLP distributions that are treated as returns of capital are generally not taxable to the Fund to that extent, returns of capital reduce the Fund’s tax basis in its investments, resulting in potential increased gains (or decreased losses) upon dispositions of the investments. While the Fund will generally seek to maximize the portion of the Fund’s distribution to common shareholders that will consist of return of capital, no assurance can be given in this regard.

Under normal market conditions, the Fund invests at least 80% of its managed assets in MLP entities and at least 65% in equity securities of MLP entities. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities, including up to 20% of its managed assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.

The Fund is authorized to implement hedging strategies. FAMCO MLP, on behalf of the Fund, may determine from time to time whether and when to implement hedging strategies. In particular, FAMCO MLP may seek to protect the Fund against significant drops in market prices of MLPs when FAMCO MLP’s valuation models indicate that the MLP asset class may be overvalued, after considering the cost of hedging. In such circumstances, the Fund may implement hedging techniques such as purchasing put options on a portion of its portfolio. This strategy may enable the Fund to participate in potential price appreciation while providing some protection against falling prices, although it will also cause the Fund to incur the expense of acquiring the put options. There were no put options in place as of May 31, 2013.

How would you describe the master limited partnership market over the six-month period ended May 31, 2013?

For the six months ended May 31, 2013, MLPs, as measured by the Alerian MLP Index (the “Index”), returned 14.68%, compared with a return of 16.43% for the Standard & Poor’s (“S&P”) 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market.

The six month period began amid significant uncertainty surrounding the resolution of the year end fiscal cliff. The fiscal cliff referred to a simultaneous increase in tax rates and decrease of government spending through sequestration that would have occurred January 2013 if not for legislative action. The concern was the MLP’s tax-advantaged status might be eliminated as part of a broad tax reform plan designed to raise additional revenues. The November 2012 elections provided some clarity, as the results essentially maintained the status quo of a divided Congress, which, in our view, reduced the likelihood that MLPs would be the target of any specific legislation and made broad tax reform unlikely as well. The continued uncertainty surrounding the fiscal cliff pushed MLP valuations into the realm of extremely undervalued in late 2012, in our estimation.

The market environment shifted materially once Congress addressed the “fiscal cliff” on New Year’s Day. With fiscal “Armageddon” postponed, investors turned their focus to the strong fundamental growth story of the energy industry in North America. Coupled with a continuing investor appetite for yield, MLPs reversed course and rallied over eighteen percentage points in the first five months of 2013.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2013, the Fund provided a total return based on market price of

4 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	May 31, 2013

20.76% and a return of 15.32% based on NAV. Past performance is not a guarantee of future results. The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. The closing price of the Fund’s shares as of May 31, 2013, was $25.74, representing a 10.24% premium to the NAV of $23.35. On November 30, 2012, the Fund’s closing market price was $22.03, which represented a premium of 5.10% to the NAV of $20.96.

It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure that the Fund’s NAV reflects the net after-tax value of the Fund’s portfolio. As of May 31, 2013, the Fund’s NAV included a net deferred tax liability of $208.1 million, or $7.15 per share.

What were the Fund’s distributions?

The Fund paid quarterly distributions of $0.3960 in February 2013, and $0.4040 in May 2013. The latest distribution represents an annualized distribution rate of 6.28% based on the Fund’s closing market price of $25.74 on May 31, 2013.

Growth in distributions paid for the year ended May 31, 2013, was 8.9%. As of December 31, 2012, the Fund had distributed $10.6606 per common share to its shareholders since the Fund’s inception in 2004. Approximately $7.3374 per common share or 69% of these distributions were considered non-dividend distributions, also known as return of capital, and $3.3232 per common share or 31% of these distributions were considered ordinary dividends for U.S. federal income tax purposes. For 2013 distributions, the Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year.

The Fund, FAMCO MLP and Guggenheim Funds Investment Advisors, LLC do not provide tax advice. Investors should consult their tax advisor for further information.

How was the Fund’s portfolio positioned during the six-month period ended May 31, 2013, and what has that meant for performance?

The Fund was fully invested, levered, and unhedged in a period of strong absolute returns. The Fund’s holdings continue to be much less concentrated in the largest MLPs than the Alerian MLP Index. The Index held 60% of its weight in its top ten holdings, compared to a 40% weight in the Fund for these same holdings over the period. The Fund is less concentrated in these positions and, therefore, the average market capitalization of the Fund’s holdings is lower than the Index. The Fund is large and manages risk partly by diversifying its holdings across market capitalization.

The Fund benefited from large investments in the Midstream Oil and Gathering & Processing sectors. Many MLPs operating in these sectors have significant growth opportunities as a result of growing production of crude oil, natural gas and natural gas liquids in the U.S. We continue to favor those MLPs with growing asset bases operating under fixed-fee contracts.

The Fund benefited from participating in three initial public offerings of MLPs. While IPO activity has been high, with eight MLPs going public during the six months, the general quality of the IPOs has declined and the Fund has participated in less than half of the most recent offerings.

The Fund continues to be invested primarily in midstream energy infrastructure, which includes various subsectors such as those related to moving crude oil and natural gas from the wellhead to the refineries and processors and then to market. These midstream businesses constitute about 86% of the Index compared to almost 90% of the Fund’s holdings.

What were some of the leading contributors to and detractors from performance?

The largest holding in the Fund during the period was Energy Transfer Equity, LP (7.5% of the Fund’s long-term investments at period end). Energy Transfer Equity, LP (“ETE”) primarily owns partnership interests in Energy Transfer Partners, its subsidiary Sunoco Logistics, and Regency Energy Partners. Through these interests, ETE is exposed to energy infrastructure growth across the United States. FAMCO MLP believes ETE is the preferred way to gain equity exposure to this family of companies, and in fact ETE outperformed all three during the period, returning almost 29%.

Enterprise Products Partners LP (7.6% of the Fund’s long-term investments at period end) is the largest MLP in the Index, representing approximately 14.5% of the Index, almost double its average weight in the Fund during the period. The holding was a significant contributor to the Fund’s absolute performance, but its underweight relative to the Index detracted from relative performance.

A third position that was a positive absolute and relative contributor to Fund performance for the period was Plains All American Pipeline, LP (7.3% of the Fund’s long-term investments at period end), which gained more than 23% for the period. Plains All American Pipeline, LP benefited from a growing demand for crude oil infrastructure.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	May 31, 2013

A leading detractor from returns was the Upstream MLP, EV Energy Partners (3.3% of the Fund’s long-term investments at period end). The company disappointed markets during the period by failing to deliver on its promise to monetize its significant reserve base in the prospective Utica shale. While FAMCO MLP believes upside still exists for the company, the market punished the units, reducing the price by over 35%.

ONEOK Partners (2.4% of the Fund’s long-term investments at period end), a Midstream Natural Gas MLP, was a poor performer as well. Its exposure to natural gas liquids (NGLs) price differentials negatively impacted the company over the six month period. Production growth of NGLs across the country has created an oversupply situation, and ONEOK is negotiating through this period of change as the market rebalances.

Kinder Morgan Energy Partners (KMP) (2.9% of the Fund’s long-term investments at period end), the second largest MLP in the Index, was a negative contributor to the portfolio. The Fund acquired its interest in KMP when KMP acquired Copano Energy. Two factors mitigated KMP’s negative performance during the period in which the Fund owned it: 1) as the second largest member of the Index, relative performance was strong as the Fund’s position was significantly smaller, and 2) the acquired entity, Copano, delivered 30% returns during the same six-month period.

How did the Fund’s leverage strategy affect performance?

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased distributions and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater NAV volatility and may entail more downside risk than an unlevered portfolio. As of May 31, 2013, the Fund’s leverage of $214 million was approximately 24% of managed assets, which represented an asset coverage ratio of approximately 418%, higher than the 300% required by the Investment Company Act of 1940, as amended. Leverage was positive for both performance and cash flow.

The Fund’s leverage is expected to range between 22% and 28% of managed assets assuming normal market conditions. Considerations evaluated in establishing the appropriate range for the Fund’s leverage include a variety of factors such as the historical volatility of the Fund’s assets and the structure and terms of the Fund’s borrowings. In periods during which the sub-adviser deems MLPs to be significantly overvalued the sub-adviser may reduce the leverage to below 22% of managed assets. Likewise, the leverage may rise above 28% in periods of perceived undervaluation, as the Fund is permitted to utilize leverage to the maximum extent permitted by the Investment Company Act of 1940. The May 31, 2013 leverage level of 24% of managed assets falls in the middle of the expected range and is consistent with the sub-adviser’s view that MLPs were fairly valued.

What is the current outlook for the MLP market?

FAMCO MLP believes that the Fund is well positioned relative to the continuing growth in domestic energy infrastructure. MLP markets performed well over the last six months; however, beginning in May there was an increase in volatility as investors grappled with questions around global monetary policy and economic growth and markets reacted negatively to the possibility of the Federal Reserve reducing its open market activity and interest rates began to rise. A rising rate environment is a headwind for all yielding securities, including MLPs.

Index Definitions:

Indices are unmanaged and it is not possible to invest directly in an index.

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and is calculated by Alerian using a float-adjusted, capitalization-weighted methodology.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Please see www.guggenheiminvestments.com/fmo for a detailed discussion of the Fund’s risks and other considerations.

6 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	May 31, 2013

Fund Statistics
Share Price		$25.74
Common Share Net Asset Value		$23.35
Premium/(Discount) to NAV		10.24%
Net Assets ($000)		$679,653

Total Returns
(Inception 12/28/04)	Market	NAV
Six Months	20.76%	15.32%
One Year	31.37%	29.71%
Three Year (annualized)	19.35%	20.84%
Five Year (annualized)	10.75%	9.72%
Since Inception (annualized)	10.46%	9.88%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/(benefit). For the most recent month end performance figures, please visit www.guggenheiminvestments.com/fmo. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.
% of Long-Term
Sector Allocation	Investments
Diversified Infrastructure	27.5%
Midstream Oil	25.4%
Gathering & Processing	17.9%
Midstream Natural Gas	15.2%
Natural Gas Pipelines & Storage	4.7%
Upstream	3.3%
Marine Transportation	3.0%
Coal	2.1%
Other Master Limited Partnerships	0.9%

% of Long-Term
Top Ten Issuers	Investments
Enterprise Products Partners, LP	7.6%
Energy Transfer Equity, LP	7.5%
Plains All American Pipeline, LP	7.3%
Williams Partners, LP	6.3%
Magellan Midstream Partners, LP	4.8%
Inergy, LP	4.7%
Kinder Morgan Management, LLC	4.5%
DCP Midstream Partners, LP	3.9%
Buckeye Partners, LP	3.5%
EV Energy Partners, LP	3.3%

Portfolio composition and holdings are subject to change daily. For more information, please visit www.guggenheiminvestments.com/fmo. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 7

PORTFOLIO OF INVESTMENTS (Unaudited)	May 31, 2013

Number
of Shares	Description	Value

	Long-Term Investments – 166.8%
	Master Limited Partnerships – 162.2%
	Coal – 3.5%
217,425	Alliance Holdings GP, LP	$ 13,856,495
120,840	Alliance Resource Partners, LP	8,734,315
365,000	Oxford Resource Partners, LP(a)	1,142,450
		23,733,260
	Diversified Infrastructure – 41.3%
504,954	Enbridge Energy Partners, LP(a)	14,901,193
1,481,915	Energy Transfer Equity, LP(a)	84,706,261
229,237	Energy Transfer Partners, LP(a)	11,143,211
1,440,925	Enterprise Products Partners, LP(a)	85,576,536
397,703	Kinder Morgan Energy Partners, LP(a)	33,168,430
628,878	Kinder Morgan Management, LLC(a) (b) (c)	51,077,471
		280,573,102
	Gathering & Processing – 29.8%
427,590	Access Midstream Partners, LP	18,394,922
456,062	Atlas Pipeline Partners, LP	16,970,067
801,654	Crestwood Midstream Partners, LP	19,840,937
443,135	Crosstex Energy, LP	8,534,780
920,004	DCP Midstream Partners, LP(a)	43,976,191
539,325	MarkWest Energy Partners, LP(a)	35,509,158
532,660	Southcross Energy Partners, LP	11,963,544
262,530	Targa Resources Partners, LP(a)	12,210,270
339,451	Western Gas Equity Partners, LP	12,702,256
383,290	Western Gas Partners, LP(a)	22,548,951
		202,651,076
	Marine Transportation – 5.0%
335,360	Golar LNG Partners, LP (Marshall Islands)	11,174,195
34,035	KNOT Offshore Partners, LP (Marshall Islands)(b) (h)	794,377
679,810	Teekay Offshore Partners, LP (Marshall Islands)(a)	22,046,238
		34,014,810
	Midstream Natural Gas – 25.3%
237,120	EQT Midstream Partners, LP	11,585,683
180,375	Inergy Midstream, LP(d) (e) (f)	4,055,328
2,309,866	Inergy, LP(a)	53,819,878
535,000	ONEOK Partners, LP(a)	27,691,600
189,460	Tallgrass Energy Partners, LP(b) (h)	4,094,231
1,423,230	Williams Partners, LP(a)	71,004,945
		172,251,665
	Midstream Oil – 42.3%
417,665	Buckeye Partners, LP	27,624,363
622,693	Buckeye Partners, LP, Class B(b) (c) (d) (e) (f)	40,119,415
333,885	Delek Logistics Partners, LP	11,455,594
671,775	Genesis Energy, LP(a)	33,689,516
1,039,387	Magellan Midstream Partners, LP(a)	54,037,730
88,021	Oiltanking Partners, LP	4,357,040
1,471,892	Plains All American Pipeline, LP(a)	82,690,893
139,430	Rose Rock Midstream, LP	5,153,333
331,530	Tesoro Logistics, LP	20,568,121

See notes to financial statements.
8 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	May 31, 2013

Number
of Shares	Description	Value
	Midstream Oil continued
187,754	TransMontaigne Partners, LP	$ 7,883,790
		287,579,795
	Natural Gas Pipelines & Storage – 7.8%
750,975	Boardwalk Pipeline Partners	22,228,860
283,152	El Paso Pipeline Partners, LP(a)	11,634,715
439,340	TC PipeLines, LP(a)	19,142,044
		53,005,619
	Other Master Limited Partnerships – 1.6%
312,795	Exterran Partners, LP	8,667,549
63,933	Susser Petroleum Partners, LP	1,843,828
		10,511,377
	Upstream – 5.6%
995,247	EV Energy Partners, LP(a)	37,879,101
	Total Master Limited Partnerships – 162.2%
	(Cost $587,371,173)	1,102,199,805
	Common Stock – 4.6%
	Diversified Infrastructure – 4.6%
820,165	Kinder Morgan, Inc.(a)
	(Cost $29,834,590)	31,149,867
Principal
Amount	Description	Value
	Term Loans – 0.0%*
$ 489,214	Clearwater Subordinated Note NR(b) (d) (e) (f) (g)
	(Cost $489,214)	$ 102,735
	Total Long-Term Investments – 166.8%
	(Cost $617,694,977)	1,133,452,407

Number
of Shares	Description	Value
	Short-Term Investments – 1.1%
	Money Market – 1.1%
7,602,365	Dreyfus Treasury & Agency Cash Management – Investor Shares
	(Cost $7,602,365)	$ 7,602,365
	Total Investments – 167.9%
	(Cost $625,297,342)	1,141,054,772
	Liabilities in excess of Other Assets – (36.4%)	(247,401,821)
	Borrowings – (31.5% of Net Assets or 18.8% of Total Investments)	(214,000,000)
	Net Assets – 100.0%	$ 679,652,951

LLC – Limited Liability Company
LP – Limited Partnership
*	Represents less than 0.1% of net assets.
(a)	All or a portion of these securities have been physically segregated as collateral for borrowings outstanding. As of May 31, 2013, the total amount segregated was $510,971,703.
(b)	Non-income producing security.
(c)	While non-income producing, security makes regular in-kind distributions.
(d)	Illiquid security.
(e)
Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, restricted securities aggregate market value amounted to $44,277,478 or 6.5% of net assets.

(f)
Security is valued based on observable and/or unobservable inputs in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $44,277,478 which represents 6.5% of net assets applicable to common shares.

(g)	Company has filed for protection in federal bankruptcy court.
(h)	Represents a new issue security. Security has not made an initial distribution to shareholders.

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 9

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	May 31, 2013

Assets
Investments in securities, at value (cost $625,297,342)	$1,141,054,772
Cash	618,315
Investments sold	1,156,674
Receivable for fund shares issued through dividend reinvestment	767,048
Interest receivable	248
Other assets	72,946
Total assets	1,143,670,003
Liabilities
Borrowings	214,000,000
Net deferred tax liability	208,122,346
Current tax liability	29,826,148
Payable for investments purchased	10,861,195
Advisory fee payable	752,359
Offering costs payable	213,554
Administration fee payable	15,092
Accrued expenses and other liabilities	226,358
Total liabilities	464,017,052
Net Assets	$679,652,951
Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized,
29,102,333 shares issued and outstanding	291,023
Additional paid-in capital	325,010,018
Net unrealized appreciation on investments and swaps, net of tax	302,819,026
Accumulated net realized gain on investments and swaps, net of tax	98,395,424
Accumulated net investment loss, net of tax	(46,862,540)
Net Assets	679,652,951
Net Asset Value (based on 29,102,333 common shares outstanding)	$23.35

See notes to financial statements.

10 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS For the six months ended May 31, 2013 (Unaudited)	May 31, 2013

Investment Income
Distributions from master limited partnerships	$27,091,526
Less: Return of capital distributions	(26,568,382)
Total investment income		$523,144
Expenses
Advisory fee	4,202,788
Interest expense and fees on borrowings	1,236,983
Professional fees	98,490
Administration fee	82,987
Fund accounting	71,543
Printing expense	50,158
Trustees’ fees and expenses	48,476
Custodian fee	31,790
Insurance	22,620
NYSE listing fee	12,194
Transfer agent fee	9,368
Miscellaneous	3,396
Total expenses		5,870,793
Advisory fees waived		(191,333)
Net expenses		5,679,460
Net investment loss before taxes		(5,156,316)
Deferred tax benefit		2,109,826
Net investment loss		(3,046,490)
Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on investments before taxes		77,194,691
Net realized gain/(loss) on swaps		(962,126)
Current tax expense		(33,808,089)
Net realized gain/(loss) on investments		42,424,476
Net change in unrealized appreciation on investments before taxes		77,710,805
Net change in unrealized appreciation on swaps		966,386
Deferred tax expense		(29,576,808)
Net unrealized appreciation on investments and swaps		49,100,383
Net realized and unrealized gain/(loss) on investments and swaps		91,524,859
Net Increase in Net Assets Resulting from Operations		$88,478,369

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 11

STATEMENT OF CHANGES IN NET ASSETS	May 31, 2013

	For the
	Six Months
	Ended	For the
	May 31,	Year Ended
	2013	November 30,
	(Unaudited)	2012
Increase/(Decrease) in Net Assets from Operations
Net investment loss	$(3,046,490)	$(5,970,401)
Net realized gain/(loss)	42,424,476	15,433,233
Net change in unrealized appreciation/(depreciation)	49,100,383	46,312,833
Net increase/(decrease) in net assets resulting from operations	88,478,369	55,775,665
Distributions to Common Shareholders
Return of capital – See Note 2(c)	(23,012,892)	(38,678,218)
	(23,012,892)	(38,678,218)
Capital Share Transactions
Net proceeds from common shares issued through add-on offerings	42,796,968	55,957,559
Net proceeds from common shares issued through dividend reinvestment	1,523,209	2,877,012
Common share offering costs charged to paid-in capital	(259,872)	(337,013)
Net increase from capital share transactions	44,060,305	58,497,558
Total increase in net assets	109,525,782	75,595,005
Net Assets
Beginning of period	570,127,169	494,532,164
End of period (including accumulated net investment losses of
$46,862,540 and $43,816,050, respectively, net of tax)	$679,652,951	$570,127,169

See notes to financial statements.

12 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS For the six months ended May 31, 2013 (Unaudited)	May 31, 2013

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$88,478,369
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used by Operating and Investing Activities:
Net change in unrealized depreciation on investments and swaps before taxes	(78,677,191)
Net realized gain on investments before taxes	(77,194,691)
Purchases of long-term investments	(360,346,960)
Proceeds from sale of long-term investments	284,077,553
Net purchases of short-term investments	(1,475,085)
Decrease in receivable for investments sold	2,547,388
Decrease in receivable for fund shares sold	2,447,089
Increase in receivable for shares issued through dividend reinvestment	(14,789)
Increase in interest receivable	(166)
Increase in other assets	(12,893)
Increase in deferred tax liability	27,466,980
Increase in current tax liability	28,808,090
Decrease in interest due on borrowings	(13,201)
Increase in payable for investments purchased	10,861,195
Increase in advisory fee payable	154,747
Increase in administration fee payable	2,597
Increase in offering costs payable	125,945
Increase in accrued expenses and other liabilities	63,313
Return of capital distributions received from investee companies	26,568,382
Conversion of fractional shares from investee companies payment in kind distributions	53
Net Cash Used by Operating Activities	$(46,133,275)
Cash Flows From Financing Activities:
Proceeds from borrowings	24,000,000
Net proceeds from issuance of common shares	42,796,968
Distributions to Common Shareholders	(21,489,683)
Offering expenses in connection with common shares issued through add-on offering	(259,872)
Net Cash Provided by Financing Activities	45,047,413
Net change in cash	(1,085,862)
Cash at Beginning of Period	1,704,177
Cash at End of Period	618,315
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,250,184
Supplemental Disclosure of Cash Flow Information: Taxes paid during the period	$5,000,000
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$1,523,209
Supplemental Disclosure of Non Cash Financing Activity: In kind stock dividends received during the period	$1,667,474
Supplemental Disclosure of Non Cash Financing Activity: In kind return of capital received during the period	$1,031,346

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 13

FINANCIAL HIGHLIGHTS	May 31, 2013

	For the
	Six Months		For the	For the	For the	For the	For the
Per share operating performance	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a share outstanding throughout	May 31, 2013		November 30,	November 30,	November 30,	November 30,	November 30,
the period	(unaudited)		2012	2011	2010	2009	2008
Net asset value, beginning of period	$20.96		$20.17	$19.69	$15.00	$12.09	$23.11
Income from investment operations
Net investment loss (a) (b)	(0.18)		(0.41)	(0.41)	(0.36)	(0.44)	(0.70)
Net realized and unrealized gain/loss(b)	3.38		2.71	2.28	6.41	4.76	(8.85)
Total from investment operations	3.20		2.30	1.87	6.05	4.32	(9.55)
Common shares’ offering expenses
charged to paid-in capital	(0.01)		(0.01)	–	(0.02)	– *	–
Distributions to Common Shareholders
Return of capital - See Note 2(c)	(0.80)		(1.50)	(1.39)	(1.34)	(1.41)	(1.47	)(f)
Net asset value, end of period	$23.35		$20.96	$20.17	$19.69	$15.00	$12.09
Market value, end of period	$25.74		$22.03	$21.71	$20.96	$16.24	$11.42
Total investment return (d)
Net asset value	15.32%		11.69%	9.60%	41.57%	38.03%	-43.55%
Market value	20.76%		8.93%	10.73%	38.56%	57.32%	-45.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$679,653		$570,127	$494,532	$479,171	$282,089	$221,155
Ratios to Average Net Assets applicable to Common Shares:
Net operating expense ratio	1.38	%(g)	1.49%	1.57%	1.52%	1.76%	1.79%
Interest expense	0.38	%(g)	0.50%	0.49%	0.56%	1.23%	1.83%
Current and deferred tax expense/(benefit)	19.04	%(g)	7.99%	7.30%	22.37%	23.33%	(31.96)%
Total net expense ratio	20.80	%(g)	9.98%	9.36%	24.45%	26.32%	(28.34)%
Gross operating expense ratio	1.44	%(g)	1.52%	1.59%	1.60%	1.76%	1.79%
Interest expense	0.38	%(g)	0.50%	0.49%	0.56%	1.23%	1.83%
Current and deferred tax expense/(benefit)	19.04	%(g)	7.99%	7.30%	22.37%	23.33%	(31.96)%
Total gross expense ratio	20.86	%(g)	10.01%	9.38%	24.53%	26.32%	(28.34)%
Net investment income/(loss), excluding interest expense
and tax expense/benefit	(1.22	)%(g)	(1.46)%	(1.57)%	(1.48)%	(2.14)%	(1.71)%
Net investment income/(loss), including
interest expense and tax expense/benefit	(20.64	)%(g)	(9.96)%	(9.36)%	(24.41)%	(26.70)%	28.42%
Portfolio Turnover Rate	27%		18%	19%	15%	30%	22%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$214,000		$190,000	$190,000	$170,000	$110,263	$72,263
Asset coverage per $1,000 of indebtedness(e)	$4,176		$4,001	$3,603	$3,819	$3,558	$4,060

*	Less than $0.01.
(a)	Based on average shares outstanding during the period.
(b)
The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

(c)
See Notes to Financial Statements Note 2(c). For the years ended November 30, 2012, 2011, 2010 and 2008, approximately $0.88, $1.02, $1.34, and $0.08 per common share represents qualified dividend income for federal income tax purposes, respectively. The remaining distributions represent return of capital for federal income tax purposes. For GAAP purposes, all of the distributions were considered return of capital.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
(f)	Certain reclassifications have been made to conform with current presentation.
(g)	Annualized.

See notes to financial statements.

14 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	May 31, 2013

Note 1 – Organization:

Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter (“OTC”) market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 equity securities using various observable market inputs as described above. Money market funds are valued at net asset value. The Fund values Level 2 derivatives using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and interest rate fluctuations.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2013:

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2013

Description	Level 1	Level 2	Level 3	Total
Valuations (in $000s)
Assets:
Master Limited Partnerships:
Coal	$23,733	$–	$–	$23,733
Diversified
Infrastructure	280,573	–	–	280,573
Gathering &
Processing	202,651	–		202,651
Marine Transportation	34,015	–	–	34,015
Midstream Natural
Gas	168,197	4,055	–	172,252
Midstream Oil	247,460	40,120	–	287,580
Natural Gas
Pipelines & Storage	53,006	–	–	53,006
Other Master
Limited Partnerships	10,511	–	–	10,511
Upstream	37,879	–	–	37,879
Common Stock	31,150	–	–	31,150
Term Loans	–	–	103	103
Money Market	7,602	–	–	7,602
Total	$1,096,777	$44,175	$103	$1,141,055

With regard to the Level 3 security, given the absence of an active market for Clearwater Subordinated Note, the Fund has adopted a valuation model which values the investment based on terms of the bankruptcy settlement for unsecured creditors.

The following table presents the activity of the Fund’s investments measured at fair value using significant observable inputs (Level 3 valuations) for the period ended May 31, 2013.

Level 3 holdings
Beginning Balance at 11/30/12
Term Loans	$120
Total Realized Gain/Loss
Term Loans	(64)
Change in Unrealized Gain/Loss
Term Loans	64
Purchases	–
Sales
Term Loans	(17)
Transfers In	–
Transfer Out	–
Ending Balance at 5/31/13
Term Loans	103
Total Level 3 holdings	$103

All net realized and unrealized gains/losses in the above table are reflected in the Statement of Operations.

The transfers in and out of the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are as follows:

	(000	)s
Transfers from Level 2 to Level 1:	$19,841

The transfer from Level 2 to Level 1 was as a result of Crestwood Midstream Partners, LP restricted shares becoming registered and commencing trading on an exchange.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the six months ended May 31, 2013, the Fund estimated 98.1% of its distributions from MLPs as return of capital and 1.9% of its distributions as investment income, which is reflected in the Statement of Operations.

(c) Distributions to Shareholders

The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with GAAP which may differ from their ultimate characterization for federal income tax purposes. A distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2014. For the year ended November 30, 2012, 59% of the distributions were considered qualified dividend income and 41% were considered return of capital for federal income tax purposes.

The final tax character of the distributions were as follows:
2012
Qualified dividend income	$22,658,843
Tax return of capital	16,019,375
Total	$38,678,218

On a GAAP basis, the source of the Fund’s distributions to shareholders for the year ended November 30, 2012 was paid-in capital.

16 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2013

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement between the Fund and Guggenheim Funds Investment Advisors, LLC (the “Adviser” or “GFIA”), the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of FAMCO MLP (“FAMCO MLP” or the “Sub-Adviser”), a division of Advisory Research Inc., provides personnel including certain officers required for its administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of officers and trustees (if any)of the Fund who are FAMCO MLP’s affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers of the Fund are also officers, directors and/or employees of the Adviser or Sub-Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

The Adviser and Sub-Adviser agreed to waive the advisory fees on assets attributable to all shares issued pursuant to the Fund’s shelf registration for the first three months those shares are outstanding and waive half the advisory fees on those assets for the next three months. Advisory fees of $191,333, of which $95,666 was waived by the Sub-Adviser, were waived for the period ended May 31, 2013. See Note 8 for additional information regarding offerings of shares pursuant to the Fund’s shelf registration statement.

Prior to May 14, 2013, under a separate Fund Administration Agreement, the Adviser provided Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser received an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Effective May 14, 2013, the Board of Trustees approved Rydex Fund Services, LLC (“RFS”), to replace the Adviser as the Administrator of the Fund. Both RFS and GFIA are affiliates of Guggenheim Partners, LLC, a global diversified financial services firm. There is no impact to the Fund as a result of this change.

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Note 4 – Income Taxes:

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating loss carryforwards. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund’s regular income tax liability. The amount which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on Common Shares.

Information on the tax components of investments as of May 31, 2013, is as follows:

Net tax
Cost of			unrealized
investments	Gross tax	Gross tax	appreciation
for tax	unrealized	unrealized	on
purposes	appreciation	depreciation	investments
$623,485,705	$523,070,110	$(5,501,043)	$517,569,067

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2013

deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s income tax provision consists of the following:

Current federal income tax expense	$19,755,000
Current state income tax expense	14,053,089
Deferred federal income tax expense	21,016,982
Deferred state income tax expense	6,450,000
Total current and deferred tax expense	$61,275,071

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

		Rate
Application of statutory income tax rate	$52,413,704	35.00%
State income taxes	6,643,986	4.44%
Loss not deductible for state taxes	2,217,381	1.48%
Total	$61,275,071	40.92%

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2013, are as follows:

Deferred tax assets:
Deferred tax benefit on net operating loss and AMT credit carryforwards	$9,824,425
AMT tax credit	1,060,116
Valuation allowance	(9,824,425)
Deferred tax asset	$1,060,116
Deferred tax liabilities:
Deferred tax on unrealized gain on investments and swap	$(209,182,462)
Net deferred tax liability	$(208,122,346)

On January 13, 2011, the State of Illinois enacted a temporary increase of its corporate and individual income tax rates. The Illinois corporate income tax rate for taxable income recognized for the 2011 through 2014 tax years increased 2.2% from the pre-enactment rate of 4.8% to the rate of 7.0%. For years after 2014 through 2024, the rate decreases to 5.25%. After 2024, the tax rate is scheduled to return to the pre-enactment rate of 4.8%.

At November 30, 2012, the Fund had a remaining net operating loss carryforward for federal income tax purposes of $10,327,490. The net operating loss carryforward is set to expire as follows: $10,327,490 in 2029. At November 30, 2012, the Fund utilized net operating losses of $19,605,224. As of November 30, 2012, no capital loss carryforward remained. At November 30, 2012, the Fund had a remaining net operating loss for state tax purposes of $88,899,596, before valuation allowance described below.

The Fund periodically reviews the recoverability of any deferred tax asset based on the weight of available evidence. When assessing the recoverability of any deferred tax asset, significant weight is given to the Fund’s forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as the expiration dates for the federal tax loss carryforwards range from seventeen to twenty years and capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income.

The valuation allowance for state income tax purposes by period end was as follows.

Period Ended	Valuation Allowance
May 31, 2013	$1,378,963
November 30, 2012	1,208,125
November 30, 2011	2,237,222
November 30, 2010	868,170
November 30, 2009	1,138,993
November 30, 2008	652,188
November 30, 2007	1,665,241
November 30, 2006	675,523
$9,824,425

The valuation allowance for state income tax purposes was recorded as it is unlikely that the Fund will be able to utilize the net operating losses sourced to states (other than Illinois). The Fund will continue to assess the need for a valuation allowance in the future. The Fund will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. If a valuation allowance is required in the future, it could have an impact on the Fund’s net assets and results of operations in the period it is recorded.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2013

Note 5 – Investments in Securities:

For the period ended May 31, 2013, purchases and sales of investments, excluding short-term securities, were $360,346,960 and $284,077,553, respectively.

Note 6 – Derivatives:

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Realized gain/(loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/(depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains/(losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation/(depreciation) on the Statement of Operations.

The Fund had no swap agreements outstanding as of May 31, 2013.

The following table presents the effect of Derivative Instruments on the Statement of Operations for the period ended May 31, 2013.

Effect of Derivative Instruments Before Taxes on the Statement of
Operations for the period ended May 31, 2013:
(Values in $000s)
Amount of Realized Gain/(Loss) on Derivatives Before Taxes
Swaps
Interest Rate Risk	$(962)
Change in Unrealized Appreciation/Depreciation on Derivatives Before Taxes
Swaps
Interest Rate Risk	$966

The Fund did not enter into any new swap agreements during the six months ended May 31, 2013.

Note 7 – Borrowings:

On September 30, 2008, the Fund entered into a credit facility agreement with an approved lender. Effective May 14, 2010, interest on the amount borrowed was reduced to 3-month LIBOR plus 0.95%, and the unused fee was reduced to a 0.70% charge on the difference between the total credit facility and the amount borrowed. Effective January 26, 2011, the maximum commitment under the credit facility agreement was increased to $225,000,000, the unused fee was eliminated, and the interest on the amount borrowed remained at 3-month LIBOR plus 0.95%. For the period ended May 31, 2013, the amount outstanding in connection with the Fund’s credit facility was $214,000,000. As of May 31, 2013, securities with a market value of $510,971,703 have been segregated and pledged as collateral for the credit facility.

The average daily amount of borrowings on the credit facility during the period ended May 31, 2013, was $197,318,681 with a related weighted average interest rate of 1.24%, inclusive of the program fees. The maximum amount outstanding during the period ended May 31, 2013, was $214,000,000.

Note 8 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 29,102,333 issued and outstanding.

Transactions in common shares were as follows:		Year Ended
	Period Ended	November 30,
	May 31, 2013	2012
Beginning shares	27,197,785	24,523,912
Shares issued through dividend reinvestment	63,317	137,026
Common shares issued through at-the-market offering	1,841,231	2,536,847
Ending shares	29,102,333	27,197,785

On May 6, 2011, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective and on April 20, 2012 a post-effective amendment hereto became effective. The shelf registration statement allows for the issuance of up to an additional $218,859,845 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. Under this shelf registration, 4,378,078 shares have been issued. The Adviser has paid the costs associated with the offering of shares and was reimbursed by the Fund up to 0.60% of the public offering price of each share sold under these offerings, not to exceed actual offering costs incurred or $596,885. The Fund paid $383,331 associated with these offerings.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2013

Note 9 – Concentration of Risk:

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Note 10 – Restricted Securities:

The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established in good faith by management and approved by the Fund’s Board of Trustees. As of May 31, 2013, the Fund held the following restricted securities:

					Price at
	Date of			Fair Market	Acquisition Date	5/31/2013
Security	Acquisition	Shares/Par	Current Cost	Value	(unrestricted)*	Price
Buckeye Partners, LP, Class B	01/18/2011	526,515	$23,357,656	$33,922,791	$68.35	$64.4289
Buckeye Partners, LP, Class B	06/10/2011	96,178	$4,266,707	$6,196,624	$62.28	$64.4289
Clearwater Subordinate Note	09/29/2008	$435,697	$435,697	$91,496	$100.00	$21.00
Clearwater Subordinate Note	01/09/2009	$53,517	$53,517	$11,239	$100.00	$21.00
Inergy Midstream, LP	12/05/2012	180,375	$3,787,875	$4,055,328	$21.00	$22.4828
Total			$31,901,452	$44,277,478

*Valuation of unrestricted common stock on the acquisition date of the restricted shares

Note 11 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 12 – Subsequent Events:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On May 17, 2013, the Fund’s new shelf registration statement allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to an additional $268,593,405 of common shares. On July 3, 2013, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell 4,408,676 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.

20 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2013

Federal Income Tax Information

In January 2014, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held April 3, 2013. Common shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Fund:

	Number of	Number of	Number of
	Shares	Shares	Shares
	In Favor	Against	Withheld
Donald C. Cacciapaglia	25,266,886	273,434	280,801
Robert B. Karn III	25,222,222	286,912	311,987
Ronald E. Toupin, Jr.	25,278,170	258,015	284,936

The other Trustees of the Fund not up for election in 2013 are Randall C. Barnes, Roman Friedrich III, and Ronald A. Nyberg.

Trustees
The Trustees of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name,			Number of
Address*, Year			Portfolios in the
of Birth and	Term of Office**		Fund Complex***
Position(s) held	and Length	Principal Occupations during the Past Five Years and	Overseen by	Other Directorships
with Registrant	of Time Served	Other Affiliations	Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2004	Private Investor (2001-present). Formerly, Senior Vice President &	48	None
Year of birth: 1951		Treasurer PepsiCo, Inc. (1993-1997), President, Pizza Hut International
Trustee		(1991-1993) and Senior Vice President, Strategic Planning and New
Business Development of PepsiCo., Inc. (1987-1990).
Roman Friedrich III	Since 2011	Founder and President of Roman Friedrich & Company, a US and	44	Director of First Americas Gold
Year of birth: 1946		Canadian-based business, which provides investment banking to		Corp. (2012-present) and Zincore
Trustee		the mining industry (1998-present). Formerly, Senior Managing		Metals, Inc. (2009 – present).
		Director of MLV & Co., LLC, an investment bank and institutional		Previously, Director of Blue Sky
		broker-dealer specializing in capital intensive industries such		Uranium Corp. (formerly Windstorm
		as energy, metals and mining (2010-2011).		Resources Inc.) (April 2011 – July
2012); Director of Axiom Gold
and Silver Corp. (2011-2012);
Stratagold Corp. (2003-2009);
Gateway Gold Corp. (2004-2008) and
GFM Resources Ltd. (2005-2010).
Robert B. Karn III	Since 2004	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997)	44	Director of Peabody Energy
Year of birth: 1942		and Managing Partner, Financial and Economic Consulting,		Company (2003 – present) and GP
Trustee		St. Louis office (1987-1997).		Natural Resource Partners LLC
(2002 – present)
Ronald A. Nyberg	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate	50	None
Year of birth: 1953		law, estate planning and business transactions (2000-present). Formerly,
Trustee		Executive Vice President, General Counsel and Corporate Secretary of
Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager	47	Trustee, Bennett Group of Funds
Year of Birth: 1958		and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice		(2011-present).
Trustee		President of Nuveen Investment Advisory Corp. (1992-1999), Vice President
and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant
Vice President and Portfolio Manager of Nuveen Unit Investment Trusts
(1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 21

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2013

Name, Address*,			Number of
Year of			Portfolios in the
Birth and	Term of Office**		Fund Complex***
Position(s) held	and Length	Principal Occupations during the Past Five Years and	Overseen by	Other Directorships
with Registrant	of Time Served	Other Affiliations	Trustee	Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia +	Since 2012	Senior Managing Director of Guggenheim Investments (2010-present);	212	Trustee, Rydex Dynamic Funds,
Year of Birth: 1951		Chief Executive Officer of Guggenheim Funds Services, LLC (2012-present);		Rydex ETF Trust, Rydex Series
Trustee, Chief		Chief Executive Officer (2012-present) and President (2010-present),		Funds and Rydex Variable Trust
Executive Officer		Guggenheim Funds Distributors, LLC and Guggenheim Funds Investment		(2012-present); Independent Board
		Advisors, LLC; Chief Executive Officer of certain funds of the Fund		Member, Equitrust Life Insurance
		Complex (2012-present); President and Director of SBL Fund, Security		Company, Guggenheim Life and
		Equity Fund, Security Income Fund, Security Large Cap Value Fund, and		Annuity Company, and Paragon Life
		Security Mid Cap Growth Fund (2012-present); President, CEO and Trustee		Insurance Company of Indiana
		of Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex		(2011-present).
Variable Trust (2012-present). Formerly, Chairman and CEO of Channel
Capital Group Inc. and Channel Capital Group LLC (2002-2010).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Messrs. Barnes and Cacciaplaglia are Class I trustees. The Class I Trustees are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.
-Messrs. Friedrich and Nyberg are Class II trustees. The Class II Trustees are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.
-Messrs. Toupin and Karn are Class III trustees. The Class III Trustees are expected to stand for re-election at the Fund’s 2016 annual meeting of shareholders.
***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC Inc and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

+
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as the President and CEO of the Adviser.

22 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2013

Principal Executive Officers

The Principal Executive Officers of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name, Address*,
Year of Birth and	Term of Office**
Position(s) held	and Length of	Principal Occupations During the Past Five Years and
with Registrant	Time Served	Other Affiliations

Officers:
Amy J. Lee	Since 2013***	Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security Investors, LLC
Year of Birth: 1961		(2010-present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987-2012); Vice President, Associate
Chief Legal Officer		General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987-
2012); Vice President & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust
(2008-present). Officer of certain funds in the Fund Complex (2012-present).
John L. Sullivan	Since 2010	Senior Managing Director - Fund Administration, Guggenheim Investments (2010-present). Chief Accounting Officer,
Year of Birth: 1955		Chief Financial Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer,
Chief Accounting Officer,		Van Kampen Funds (2004-2010).
Chief Financial Officer
and Treasurer
Joanna M. Catalucci	Since 2012	Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly,
Year of birth: 1966		Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap
Chief Compliance Officer		Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset
Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012);
Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and
Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011);
Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund
Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006). Chief Compliance Officer of certain funds in the Fund Complex.
Mark E. Mathiasen	Since 2007	Director; Associate General Counsel of Guggenheim Funds Services LLC (2012-Present). Formerly, Vice President,
Year of Birth: 1978		Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-2012). Secretary of certain other funds in
Secretary		the Fund Complex.

*	Address for all Officers unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.
***	Effective February 13, 2013.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 23

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2013

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Shareowner Services LLC (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, PO Box 358015, Pittsburgh, PA 15252-8015: Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

24 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL	May 31, 2013

Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners” and referred to herein collectively with its subsidiaries and affiliates as “Guggenheim”), a diversified financial services firm, serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of FAMCO MLP, a division of Advisory Research, Inc. (“FAMCO MLP” or the “Sub-Adviser”), which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and FAMCO MLP (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision of the Fund’s Board of Trustees (the “Board” and the members of the Board individually, the “Trustees”) and GFIA, FAMCO MLP provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund. Advisory Research, Inc. is a wholly-owned subsidiary of Piper Jaffray Companies.

At meetings held in person on April 18, 2013 (the “April Meeting”) and on May 14, 2013 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of those Trustees who are not “interested persons,” as defined by the 1940 Act, of the Fund (the “Independent Trustees”), met independently of Fund management to consider the renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Trustees related to such consideration. The Committee took into account various materials received from the Adviser, the Sub-Adviser and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, Guggenheim engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports for various boards of directors/trustees in the Guggenheim fund complex, designed specifically to help the boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim management determined to engage FUSE for this purpose in connection with other initiatives designed to improve efficiencies and implement a uniform, streamlined and enhanced 15(c) reporting process across its various product lines. Further to this end, Guggenheim management had multiple discussions with, and sought input from, Independent Legal Counsel, the Committee Chair and the Board Chair, in preparing a comprehensive presentation and delivery of information in connection with the contract review process. In addition, each of the Adviser and Sub-Adviser provided information in response to requests for certain additional information following the April Meeting.

Among other things, the Adviser and Sub-Adviser provided organizational presentations, staffing reports and biographies of those key personnel of the Adviser and Sub-Adviser providing services to the Fund to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by management), information about the profitability of the Adviser and the Sub-Adviser in connection with the Advisory Agreements and information about the compliance and risk management programs of the Adviser and the Sub-Adviser.

Following an analysis and discussion of the factors identified below, the Committee concluded that it was in the best interests of the Fund to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional 12-month term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser (collectively, “Guggenheim Funds”). In this connection, the Committee took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by the Adviser to the Fund. In addition, the Committee noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. The Independent Trustees also took into account the various legal, compliance and risk management oversight and staffing initiatives undertaken by management, including, among other things, enhancements to risk management processes and restructuring of the legal and compliance departments in 2012, which management stated was designed to create a cohesive legal and compliance program with increased collaboration among compliance and legal professionals and with other departments across the Guggenheim organization. The Committee also considered management’s other initiatives intended to achieve greater enhancements

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 25

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	May 31, 2013

and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Fund), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by internal reorganizations of various management entities. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by GFIA, the Committee considered the quality of the administrative services provided by GFIA.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Investment Advisory Agreement, the Committee considered its review of financial information concerning the Adviser, as well as its discussions with the Chief Financial Officer of GFIA.

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the relatively broad scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

Investment Performance: The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the one-year, three-year and five-year periods ended December 31, 2012. The Committee compared the Fund’s performance to the performance of a peer group of closed-end funds determined by the Adviser (the “peer group of funds”) for the same time periods. The peer group of funds included other closed-end funds that invest primarily in master limited partnerships and are taxed as “C” corporations. The Committee noted that the Fund’s investment results were consistent with the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Committee also considered that the Adviser does not directly manage the investment portfolio but had delegated such duties to the Sub-Adviser. The Committee also considered the Fund’s use of leverage, the cost of the leverage as of December 31, 2012, and information received at quarterly Board meetings regarding the impact of leverage. Based on the information provided, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds. The Committee also reviewed the average and median advisory fees and expense ratios of the peer group of funds. The Committee noted that each of the Fund’s advisory fee and total expense ratio was below the peer group median advisory fee and expense ratio, respectively.

With respect to the costs of services provided and profits realized by the Adviser from its relationship with the Fund, the Committee reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing services to the Fund, including paying the sub-advisory fee to the Sub-Adviser.

The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provides it with additional revenue. The Committee also noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund. Based on all of the information provided, the Committee determined that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Committee noted that the advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels and considered information from the Adviser concerning the limited use of breakpoints within the Fund’s peer group of funds. The Committee considered the Adviser’s view that breakpoints generally are not relevant, given the structural nature of closed-end funds, which do not continuously offer new shares, and considered the additional shares offered by the Fund. However, based upon the competitive level of the advisory fee, the Committee concluded that breakpoints were not warranted at this time.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. The Committee considered the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, and noted the information provided by the Sub-Adviser regarding the financial condition of its parent company. In this connection, the Committee also considered the Sub-Adviser’s representations concerning its ongoing viability as a business enterprise and available resources.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions paid to shareholders. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, the Committee concluded that the Sub-Adviser was qualified to provide the services under the Sub-Advisory Agreement.

Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee noted that, during the periods reviewed, the Fund’s total return based on NAV for the one-year, three-year and five-year periods ended December 31, 2012 exceeded the average total return of the peer group of funds. The Committee also took into account information from the Sub-Adviser indicating that, for the year ended December 31, 2012, the Fund’s unleveraged return (gross of fees) of 4.90% lagged the 6.50% return of the

26 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	May 31, 2013

MLP Equal Weighted Index, but exceeded the return of each of the MLP Market Cap Weighted Index (capitalization constrained), the Alerian MLP Index and the MLP Market Cap Weighted Index.

The Committee also evaluated Fund information provided by management concerning the Fund’s price movement, premium/discount data, sector allocation and history, peer group overview and detailed performance analysis.

In light of the foregoing, the Committee determined that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to FAMCO MLP, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other client accounts, including registered investment companies that have an energy-related equity securities strategy similar to the Fund’s for which the Sub-Adviser serves as sub-adviser. The Committee also considered the Sub-Adviser’s representation that it does not charge a lower advisory or sub-advisory fee to any other client as to which it provides comparable services to those it provides to the Fund.

With respect to the costs of services provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Committee reviewed information regarding the revenues the Sub-Adviser received under the Sub-Advisory Agreement and estimated direct and indirect allocated expenses of the Sub-Adviser in providing services under the Sub-Advisory Agreement. The Committee considered other benefits available to the Sub-Adviser because of its relationship with the Fund, including proprietary research information received from brokers who execute trades for the Fund and the Sub-Adviser’s identification of fallout benefits through the exposure of its name to investors and brokers in connection with the Fund. Based on all of the information provided, the Committee determined that the Sub-Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale to be Realized” above.)

Overall Conclusions

Based on the foregoing, the Committee determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term. Further, at its May 14, 2013, meeting, upon recommendation of the Committee, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 27

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FUND INFORMATION	May 31, 2013

Board of Trustees	Officers	Investment Adviser	Accounting Agent and
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	Custodian
	Chief Executive Officer	Investment Advisors, LLC	The Bank of New
Donald C. Cacciapaglia*		Lisle, Illinois	York Mellon
	Amy J. Lee		New York, New York
Roman Friedrich III	Chief Legal Officer
		Investment Sub-Adviser	Legal Counsel
Robert B. Karn III	John L. Sullivan	FAMCO MLP	Skadden, Arps, Slate,
	Chief Accounting Officer,	St. Louis, Missouri	Meagher & Flom LLP
Ronald A. Nyberg	Chief Financial Officer,	a division of	New York, New York
	and Treasurer	Advisory Research, Inc.
Ronald E. Toupin, Jr.,		Chicago, Illinois	Independent Registered
Chairman	Joanna M. Catalucci		Public Accounting Firm
	Chief Compliance	Administrator	Ernst & Young LLP
* Trustee is an “interested	Officer	Rydex Fund Services, LLC	Chicago, Illinois
person” (as defined in Sec-		Rockville, MD
tion 2(a)(19) of the 1940	Mark E. Mathiasen
Act) (“Interested Trustee”)	Secretary
of the Trust because of his
position as the President
and CEO of the Adviser.

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
  Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at www.guggenheiminvestments.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheiminvestments.com/fmo. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or by visiting www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 31

ABOUT THE FUND MANAGER

FAMCO MLP

FAMCO MLP is a division of Advisory Research, Inc. (“ARI”), a wholly owned subsidiary of Piper Jaffray Companies (“PJC”). As of May 31, 2013, FAMCO MLP managed approximately $2.7 billion in assets for open and closed-end mutual funds, public and corporate pension plans, endowments and foundations and private wealth individuals.

Investment Philosophy

FAMCO MLP believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

FAMCO MLP seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that FAMCO MLP believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, FAMCO MLP looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs FAMCO MLP top-down process which considers a combination of quantitative, qualitative and relative value factors. FAMCO MLP emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

FAMCO MLP

8235 Forsyth Boulevard
Suite 700
St. Louis, MO 63105
a division of Advisory Research, Inc. 180 N. Stetson Avenue Chicago, IL 60601

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC (07/13)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-FMO-SAR-0513

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant on this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)   Not applicable.

(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:          August 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:          August 6, 2013

By:             /s/  John L. Sullivan

Name:         John L. Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:          August 6, 2013